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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                December 18, 2002

                          BRANTLEY CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


         MARYLAND                       000-21251                34-1838462
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)


                             3201 ENTERPRISE PARKWAY
                                    SUITE 350
                               CLEVELAND, OH 44122
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (216) 464-8400
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ITEM 5. OTHER EVENTS

      On December 18, 2002, Magistrate Judge Jack B. Streepy issued a report and recommendation in Goldstein v. Brantley Capital Corp. et al., a civil action pending in the United States District Court for the Northern District of Ohio (1: 02CV1903). After a hearing on Mr. Goldstein's motion for a preliminary injunction, Magistrate Streepy recommended that Mr. Goldstein's motion for a preliminary injunction that the defendants be enjoined from refusing to count the votes submitted by Mr. Goldstein at the Annual Meeting be granted. No order has been issued by the Court. Brantley Capital is reviewing the Magistrate's report and recommendation to determine whether it will file objections with the Court.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits.

            99.1    Report and Recommendation of Magistrate Judge


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2002               BRANTLEY CAPITAL CORPORATION

                                      By:   /s/ Tab A. Keplinger
                                          --------------------------------------
                                            Tab A. Keplinger
                                            Vice President and
                                            Chief Financial Officer


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